UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-07853

                            Kalmar Pooled Investment Trust

(Exact name of registrant as specified in charter)

Barley Mill House

3701 Kennett Pike

                                    Wilmington, DE  19807

(Address of principal executive offices) (Zip code)

Ford B. Draper, Jr., President

Barley Mill House

3701 Kennett Pike

                                      Wilmington, DE  19807

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-463-6670

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

KALMAR POOLED INVESTMENT TRUST

Kalmar “Growth-with-Value” Small Cap Fund

Annual Report

December 31, 2015

This  report  has been prepared for the general information of Kalmar Pooled Investment Trust shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus. Investors are reminded to read the prospectus carefully before investing or sending money.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management

December 31, 2015

January 22, 2016

Dear Fellow Shareholders and Friends:

World equity markets just experienced their most severe declines ever in the opening three weeks of 2016. We will focus our comments first on 2015, emphasizing the Fourth Quarter, and then make forward-looking comments on the economic and market outlook plus China risk, which precipitated the on-going rout in multiple asset classes.

In a generally flattish to mildly weak year, Mega Caps outperformed for the full year 2015, while Smaller Caps lagged the most. Similar relative returns prevailed in the Fourth Quarter with the NASDAQ Composite and S&P 500 leading, while Mid, SMid, and Small Caps bunched together about 3 percentage points behind the S&P. Momentum factors and sharply narrowing breadth dominated leadership across all market cap ranges, e.g., most dramatically the four FANG stocks (Facebook, Amazon, Netflix, and Google) accounted for more than all of the S&P’s yearly return. For the Full Year and the Quarter within all size ranges, Growth outperformed Value. Lower quality leadership has conspicuously and increasingly dominated Smaller Cap returns since the market bottom in 2009, but with July appearing to us to represent the peak in that phenomenon. This can be seen in the Kalmar “Growth-with-Value” Small Cap Fund’s improved relative performance since then as the market “playing field” leveled somewhat. Moreover, we sense that a pendulum swing back toward leadership by classically rewarding investment fundamentals and higher quality “real businesses” may be underway – but of course won’t take place in uninterrupted straight line fashion.

Kalmar “Growth-with-Value” Small Cap Fund Total Returns (%) — As of 12/31/15	MTD	QTD	1-Year	3-Year	5-Year	10-Year	Since Inception 4/11/97
Investor Class (KGSCX)[1]	-6.26	3.26	-7.16	7.22	7.08	6.09	8.05
Advisor Class (KGSAX)[2]	-6.26	3.30	-7.06	7.27	7.11	6.10	8.05
Institutional Class (KGSIX)[3]	-6.24	3.29	-7.00	7.35	7.16	6.13	8.07
Russell 2000® Growth Index	-4.77	4.32	-1.38	14.28	10.67	7.95	6.72
Russell 2000® Index	-5.02	3.59	-4.41	11.65	9.19	6.80	7.97

Note: Returns shown longer than 1-year are annualized. The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal values will fluctuate, and upon redemption shares may be worth more or less than original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Contact the investment adviser at 800-463-6670 to obtain performance current to the most recent month-end. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s annual gross operating expense, as stated in the current prospectus, is 1.34% for the Investor Class, 1.17% for the Institutional class, and 1.26% for the Advisor class. The total expense ratio printed in the prospectus may differ from the current ratio. The Fund imposes a 2.0% redemption fee on shares redeemed within 30 days of purchase. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. You cannot invest directly in an index.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management — continued

1Investor class performance prior to May 1, 2013 reflects certain sub-accounting and shareholder services fees similar to the formal Shareholder Services Fees plan initiated on that date and deducted from the Fund’s assets at the annualized rate of 0.25%. 2Advisor Class federal registration was effective beginning April 22, 2013 but the class did not begin operations until July 18, 2013. Advisor Class performance prior to July 19, 2013 is the performance of the Investor Class. 3Institutional Class federal registration was effective beginning April 22, 2013 but the class did not begin operations until May 14, 2013. Institutional Class performance prior to May 15, 2013 is the performance of the Investor Class.

Indeed, such an interruption was experienced in November and December among Small Caps, when investors’ appetite notably revived for non-earners in general and small, speculative binary-risk BioPharma companies in particular – shades of their several year binge. For the Fourth Quarter the non-earners, now representing 20% of the Russell 2000 Growth index rose 10.5%, with the BioPharma industries considerably stronger. Though not connected to the low quality phenomenon, other areas where Kalmar is very little exposed such as REITs, garden variety Banks, and Utilities were also powerful contributors. Despite these tough headwinds to our quality-oriented investment style, plus an overweight to Energy (the weakest sector in the Russell 2000 Growth benchmark), Kalmar’s outperformance in October and a very strong “earnings season” for our companies overall kept us close to our Growth benchmarks for the Full Quarter. A good job given the evident headwinds just described, we would suggest. Moreover, increasingly as in August through October (and, if it’s a valid indication, in the meltdown for the first three weeks of 2016), the Fund has “the feel” of both potentially getting back to protecting better on the downside and generating better up-capture as well. Of course time will tell, but for many years that has been Kalmar’s “All Weather” objective and what we seek to accomplish.

Performance Attribution

For the Fourth Quarter, the Fund’s underperformance to the Russell 2000 Growth benchmark was primarily the result in aggregate of our sectoral overweight in Energy and underweight in Health Care. In contrast, our company selection was strong with our particular holdings in five of nine sectors outperforming their sector counterparts. The largest relative gain from our individual holdings came from the Energy sector followed by those in the Utilities, Producer Durables, Materials & Processing and Consumer Discretionary sectors. Our specific holdings’ underperformance in Health Care was very small despite our underexposure to BioPharma, that developed for the sensible reasons we’ve often discussed. From a holding’s perspective our underperformance in Financial Services was the largest. However, other than a disappointment from one Financial Service company, most of the shortfall there was due to strength in the REITs, where we have no direct exposure since we do not consider them legitimate growth businesses.

For the full year, over 60% of the Fund’s underperformance versus the index is the result of our bottom-up derived sector weighting differences, the reasons for which are discussed in the Portfolio Positioning section of this letter. As in the Fourth Quarter, the biggest detractors by far were our overweight in Energy and underweight in Health Care. The balance of our relative underperformance came from our particular company selections in an environment where low quality, non-earner market leadership headwinds prevailed, particularly in the first seven months of the

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management — continued

year. In Financial Services, the same absence of exposure to REITs that hurt in the final Quarter hurt for the full year and was the biggest detracting influence. This was followed by under performance of our Materials & Processing and Consumer Staples holdings. In the former, exposure to the China slowdown, the strengthening US dollar, and their combined impact on manufacturing plus higher economic sensitivity hurt. In Consumer Staples, our one holding, a distributor of organic and natural foods, experienced some disruption in their business delivery. On the positive front, our holdings in the Producer Durables, Energy, and Consumer Discretionary sector contributed nicely to relative returns.

Breaking down the year, as mentioned, the Fund’s underperformance was pronounced in the first seven months as market leadership became just that much more narrow, momentumized, and led by the non-earners. As the market corrected in August and September, that leadership began to change noticeably – away from the influences we’ve noted and also began to broaden. Accordingly, the final five months of the year with the market providing more of a “level playing field” was far more productive for the portfolio and our more diversified, higher quality holdings benefitted from an overdue and well deserved lift. That improvement has continued through the first three weeks of 2016.

Recent Portfolio Activity1

During the Fourth Quarter the Fund purchased 2 new holdings and sold a significant number of holdings in order to meet our distribution requirement. “Peel the Onion” trim and “Beef Up” decisions were active in our effort to optimize future portfolio reward-to-risk. Our new purchases were:

•

Shutterfly, Inc[2] (SFLY) Market Cap† $1.4 Billion: Shutterfly is the leading provider of personalized photo products such as photo books, greeting cards, and calendars – all sold through its website. It is expected to have low double-digit revenue growth coupled with margin expansion opportunity. Unlike its smaller competitors, Shutterfly is profitable, vertically integrated, with sticky client relationships, thus a high proportion of revenues from repeat customers.

•

Mattress Firm Holding Corp[3] (MFRM) Market Cap† $1.5 Billion: Mattress Firm is the largest specialty retailer of mattresses in the U.S., is considered to be largely immune to risk of e-tailing competition, and serves a growing end market where product innovation supports a trend towards premium products. Store microeconomics are very attractive, with plans to increase the density of stores

[1]	The information provided in this commentary is not sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security. There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular sector or that any stock mentioned will be successful. This commentary is not representative of all securities purchased or sold for the Fund. Holdings are subject to change. Kalmar Investments will provide a comprehensive list of security purchases and sales for the past 12 months upon request.
[2]	Shutterfly, Inc (1.3% of the Small Cap Fund net assets as of 12/31/15)
[3]	Mattress Firm Holding Corp (1.1% of the Small Cap Fund net assets as of 12/31/15)
†	Market cap values shown are at the time of purchase.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management — continued

in key markets. In addition, Mattress Firm’s recently announced acquisition of the number two player, Sleepy’s, which will create the first national retailer in the fragmented bedding market which we feel will enhance the earnings profile by leveraging unprecedented scale in distribution, advertising, and sourcing.

Portfolio Positioning

Kalmar invests with a forward horizon of one to several years, seeking strong returns with low risk over longer time frames. We don’t attempt to trade short term themes and sector shifts. Our research is intensely bottom-up focused on developing proprietary conviction in a quality business’ longer term ability to deliver above-expectation competitive gains, revenue growth, margin expansion, earnings progress, and cash generation. Accordingly, our sector weights evolve slowly and organically over market cycles.

From our prior writings you are quite familiar with how and why Kalmar’s investment philosophy and disciplines influence our general portfolio positioning. For example, because of them we are underweight in Health Care, relative to the benchmark. The Health Care underweight results from our oft-described risk control discipline to avoid direct exposure to unpredictable “binary risk” and the generally high risk/low quality characteristics of small development-stage Pharma and Biotech companies, such as speculative valuations, little to no revenues, negative earnings, and cash burn, thus dependence on outside capital. As we’ve repeated, in our opinion most are in reality “science experiments”, with certain ones creating significant therapeutic value to be sure but in general are like investing in lottery tickets – except when caught up in momentum mania and a M&A binge like the last couple years, pumped further by zero cost money. Sensible risk control also causes us to reduce our exposure to the more regulated Financial Services sector, where we have been systematically underweight for years. This is because most garden-variety banks, insurers, finance companies, and REITs either do not meet our legitimate growth company investment criteria or have unacceptable “transparency risk” related to the quality of their assets when they attempt to grow rapidly.

While purposefully avoiding direct investment in small BioPharmas, or Banks with unwise growth ambitions, or other potentially volatile groups like commodity-dependent companies that have limited ability to create a more predictable growth path, Kalmar seeks to invest smartly in such industries indirectly by identifying growth service businesses supplying their particular needs without taking on the sorts of risks referred to above. For instance specifically related to BioPharma, over the last couple of years our research uncovered and qualified a number of new portfolio additions that are “real businesses” but also proxy plays and angle shots into BioPharma that benefit from the therapeutic breakthroughs and growth in demand from this exciting area of experimental science. Accordingly, we were able to increase our overall Health Care weighting in the Fund portfolio. Nevertheless, we remain substantially underweight, because of the dominating earlier outperformance of Health Care in the Russell 2000 Growth Index, primarily driven by its several hundred tiny, unprofitable BioPharmas – even though their momentum initially cracked in August and September, re-ignited in the last couple of months of 2015, and followed through by leading the market rout downward in the first three weeks of this year.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management — continued

But of course, if we underweight a large sector like Health Care, plus other smaller ones such as Financial Services and most commodity-dependent companies, then we effectively must upweight certain others. Thus, we employ bottom-up research to uncover and qualify more-proprietary growth businesses from other areas. This has led the Fund portfolio at times to be overweight in the Consumer Discretionary, Materials & Processing, Producer Durables, Technology, and Energy sectors. These sectors of the economy offer many opportunities to qualify high-quality companies with special attributes such as superior management and market position, intellectual property, niche expertise, or manufacturing/service dominance, to name a few.

While this can lead to holdings with more economic sensitivity, such companies sometimes have relatively fewer competitors, which can enhance long-term pricing power, while their regulatory oversight can be less onerous than, say, in Health Care or Finance. Further, unlike the leadership stocks of 2015, these companies trade at moderate multiples of 2016 and 2017 earnings expectations, in many cases well below their norms. We believe this should ultimately make for attractive reward-to-risk opportunities particularly when our research is able to develop a differentiated quality and several-year earnings power assessment for the particular business. In fairness though, however seemingly sensible, this quality-oriented, more-diversified strategy did not benefit the Fund in 2014 and 2015 as the market became increasingly narrower, lower quality, and momentumized. As mentioned at the outset, though, we believe evidence is emerging – particularly in last summer’s correction and today’s meltdown – that a pendulum swing in leadership is likely underway that will better reward the appealing valuation, sturdiness, and longer term growth potential offered by such “real businesses”.

Most economists’ views are that slow world growth will diminish further in 2016 – with risks to the downside – under pressure from China’s and the Emerging Markets’ slowdown and impacts of extreme weakness in oil and other commodities. With the difficulty this outlook poses to investors seeking companies with sustainable earnings power – particularly if we are also nearer the end of a profit cycle – we believe it may cause them to refocus on the values available in strong businesses already down in price that can be assured of weathering through, while simultaneously improving their competitive positions in the bargain. Good, necessary, well-managed businesses able to generate cash, pay down debt if necessary, and emerge stronger could be the better bets this year – particularly so because the very narrow “stealth bear market” of 2015 and the present market rout have created appealing valuation opportunities among such stocks.

The Kalmar Fund portfolio holds many such companies presently – in addition of course to a goodly measure of high growth substantive businesses at reasonable valuations, which we believe is appropriate for 2016’s uncertain environment. Our many years of managing Small Cap portfolios – with their always higher volatility no matter what – teaches that there are times that favor making more money and times to act cautiously while setting up future opportunities. 2016 looks like it could be one of these latter times.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management — continued

Economic and Market Outlook

Looking back several months, we had been expecting a U.S. stock market correction for varieties of reasons, including some referred to earlier like: narrowing momentumized leadership with stretched valuations; low quality money-losing excesses, plus the absence of a correction for four years; deteriorating technicals; increasing evidence that acceleration of global economic growth wasn’t materializing; the deflationary commodities crash; risks around Fed “lift off”; and so on. The actual trigger was generally unknowable of course. It proved to be evidence that China’s slowdown is deepening more seriously, signaled by its surprise August devaluation of the Yuan, instant Emerging Market competitive devaluations, and suddenly rising fear of a China/Emerging Markets hard landing. Stocks had been priced for growth, so if that didn’t happen, air would go out of the markets. And not just equity markets, since high yield bond spreads were widening rapidly, raising the specter of potentially spreading financial problems. These were fluid, multi-dimensional issues that boiled up suddenly and no one knew what the global ramifications ultimately would be.

Well, having often described China as the weak link in the world economic recovery, rising uncertainty there signaled again by lower government Yuan fixes – compounded by relentless declines in oil and other commodities – have now triggered an even bigger rout across asset classes in world markets. In the last three weeks this produced the most severe global stock market losses for the opening weeks of a New Year ever!! So what do we believe these events are telling us, in as much as one can foresee momentarily?

World growth will be lower than earlier anticipated, in the U.S. as well, though we are least exposed to China and Emerging Market risks than any other economy. As to the World, Wall Street and International Monetary Fund economists are forecasting 2-3% growth, but honestly who knows, and the commodity crash suggests it should be worse. Because of the enormous debt levels rapidly built-up in China in recent years and the mal-investment, mal-allocation of capital, and credit risk that inevitably comes with that, the “Black Swan” potential for a credit crisis there that rocks the world financial system and shocks it into widespread recession cannot be dismissed. Galloping capital flight connected to a plunging Yuan might be the trigger – if such a thing were to happen. But even if dire scenarios are avoided – which is often the better bet in times of fear – China’s economic and societal challenges are sufficiently difficult that it may not re-emerge as a major engine of growth for some time. This places that much more criticality on the durability and longevity of the U.S. recovery.

Kalmar’s base case assumptions aren’t for a deflationary bust, but it’s not impossible. The odds appear to favor the U.S. avoiding recession, in which case a full Bear market here can be avoided. Still, increasing uncertainty suggests – please pardon the evident repetition – a smart “Risk Off” portfolio posture focused on the kinds of bottom-up-qualified better companies that can be expected to hold and gain comparative value through what could be tougher times. America has an evidently bifurcated economy, with industrial and energy-related recessions underway but with significant offsetting strengths in the housing sector, improving household formation, rising employment and hourly earnings, stable consumer spending, and solid personal and corporate balance sheets. Thank goodness America really is “The Best House on the World Block”!

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management — continued

Organizational Developments

Kalmar’s entire ten person investment team is dedicated to restoring the Fund’s performance record to our high standards. After five years of strong results since the previous market bottom, 2014 and 2015 were challenging years for us with market leadership at odds with our investment style by favoring highly speculative companies that don’t meet Kalmar’s business quality, financial productivity, and valuation standards. As mentioned, we believe, that last July was the nadir of this unusual period of underperformance. The market correction last summer and the severe one that is underway presently are wringing out the excesses from two consecutive years when companies with no earnings, particularly high-risk development-stage Biotech and Pharma companies, dominated Small Cap performance. Our relative performance since July has shown progress with less than market risk taken and we believe the change in market leadership back toward classically rewarding investment fundamentals that favor Kalmar is just beginning. Nevertheless, the Fund as well as Kalmar’s separate account business saw meaningful client withdrawals, accelerating in the second half of 2016. Prudent management of our business positions us to expect 2016 to be profitable for the firm, as it has always been over our 34-year history, allowing us to weather this downturn in assets while fielding what we believe to be the best, most experienced, deepest investment team in the history of the firm. We will continue to proactively invest in Kalmar’s talented people, support systems and technology.

This brings our best wishes, as always, for a happy, healthy and productive New Year in 2016.

Yours faithfully,

Ford B. Draper, Jr., President

Kalmar Pooled Investment Trust

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management — continued

IMPORTANT INFORMATION

Kalmar’s comments reflect the investment adviser’s general opinions regarding the market, economy, and any stocks mentioned or stock opinions given, were current only as of the date of this letter, and are subject to change at any time. The information provided in this letter is not sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

A preponderant portion of the investments in the Kalmar Fund are in small cap stocks. Investments in small cap stocks involve greater risks than investments in larger, more established companies, are more volatile, and may suffer significant losses. Further, the market for small cap stocks is generally less liquid than the markets for larger stocks, which can contribute to increased price volatility of small cap stocks. Kalmar invests in growth stocks with the potential for significant growth and may be more volatile because they are more sensitive to market conditions. Kalmar may seek to buy these stocks at undervalued prices and this involves the risk that the securities may remain undervalued for an extended period of time and may not realize its full potential. Market or economic conditions can vary widely over time and can result in a loss of portfolio value.

Investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current and future portfolio holdings are subject to risk. There is no guarantee that the Kalmar Fund will continue to hold any one particular security or stay invested in any one particular sector. The performance of any single portfolio holding is no indication of the performance of other portfolio holdings or of the performance of the Fund itself. This commentary is not representative of all securities purchased or sold for the Kalmar Fund. Holdings are subject to change. Kalmar Investments will provide a list of security purchases and sales for the past 12 months upon request.

The Kalmar “Growth-with-Value” Small Cap Fund’s benchmark is the Russell 2000® Growth Index. The Russell 2000® Growth Index is reconstituted annually and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Russell 2000® Index covers up to 2,000 companies in the U.S. market. The Russell 2000® Index and Russell 2000 Growth® Index are registered trademarks of Russell Investments. Russell is a trademark of Russell Investments.

The indices mentioned herein are unmanaged and not available for direct investment. Unlike a mutual fund, the performance of these indices assumes no taxes, transaction costs, management fees or other expenses. You cannot invest directly in an index.

Shares of the Kalmar Pooled Investment Trust are distributed by Foreside Funds Distributors LLC, Berwyn, PA., not an adviser affiliate.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management — concluded

Kalmar Pooled Investment Trust — “Growth-with-Value” Small Cap Fund — Investor Class Shares

Growth of $10,000 vs. The Russell 2000® Growth Index and The Russell 2000® Index

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling 800-463-6670. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Kalmar “Growth with Value” Small Cap Fund’s (the “Fund”) annual gross operating expense, as stated in the current prospectus, is 1.34%, 1.17% and 1.26% for the Investor Class, the Institutional Class and the Advisor Class, respectively. These ratios may differ from the actual expenses incurred for the period covered by this report. The Fund’s investment adviser, Kalmar Investment Advisers (“Kalmar” or the “Adviser”), has contractually agreed to the reimbursement of other operating expenses or the waiver of all or a portion of its advisory fee in order to limit “Total Annual Fund Operating Expenses,” excluding extraordinary expenses, brokerage commissions, interest and “Acquired Fund” fees and expenses, to, as a percentage of average daily net assets, 1.50%, 1.25% and 1.35% with respect to the Investor Class, the Institutional Class and the Advisor Class, respectively (the “Expense Limitation”). Kalmar will reimburse expenses attributable to a specific class before waiving its advisory fee or reimbursing other expenses allocated to the Fund as a whole (“Fund-wide expenses”). The Expense Limitation will remain in place until April 30, 2016, unless the Board of Trustees of the Kalmar Pooled Investment Trust (the “Trust”) approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses reimbursed or fees waived within a three-year period from the year in which the Adviser reimbursed expenses of a Class or the Fund or waived its fees. No recoupment will occur unless the expenses of a Class or the Fund are below the Expense Limitation. The Fund imposes a 2% redemption fee calculated as a percentage of the amount redeemed and is charged only if shares are redeemed within 30 days of purchase.

The Russell 2000® Growth and the Russell 2000® indices are unmanaged stock market indices and do not reflect any asset-based charges for investment management or transaction expenses. It is not possible to invest directly into an index.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Fund Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Fund Expense Example — concluded

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Kalmar “Growth-with-Value” Small-Cap Fund
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Six Months Ended December 31, 2015
Investor Class*
Actual	$1,000.00	$884.10	$6.47
Hypothetical (5% return before expenses)	$1,000.00	$1,018.33	$6.94
Institutional Class**
Actual	$1,000.00	$884.30	$5.59
Hypothetical (5% return before expenses)	$1,000.00	$1,019.27	$5.99
Advisor Class***
Actual	$1,000.00	$884.10	$6.09
Hypothetical (5% return before expenses)	$1,000.00	$1,018.74	$6.53

*	Expenses are equal to the Investor Class’s annualized expense ratio of 1.36% multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Investor Class’s ending account value on the first line in the table is based on its actual total return of (11.59)% for the six-month period of July 1, 2015 to December 31, 2015.
**	Expenses are equal to the Institutional Class’s annualized expense ratio of 1.18% multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Institutional Class’s ending account value on the first line in the table is based on its actual total return of (11.57)% for the six-month period of July 1, 2015 to December 31, 2015.
***	Expenses are equal to the Advisor Class’s annualized expense ratio of 1.28% multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Advisor Class’s ending account value on the first line in the table is based on its actual total return of (11.59)% for the six-month period of July 1, 2015 to December 31, 2015.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Portfolio Holdings Summary Table

December 31, 2015

(Unaudited)

	% of Net Assets	Value
Common Stock:
Technology	24.2%	$57,998,283
Consumer Discretionary	22.9	54,913,526
Healthcare	21.1	50,590,769
Producer Durables	15.2	36,438,207
Materials & Processing	7.2	17,196,668
Financial Services	5.9	14,151,406
Consumer Staples	3.7	8,995,227
Energy	3.3	7,961,321
Utilities	1.7	4,148,736
Securities Lending Collateral	12.6	30,211,945

Total Investments	117.8	282,606,088
Liabilities In Excess Of Other Assets	(17.8)	(42,654,123)

NET ASSETS — 100.0%	100.0%	$239,951,965

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments

December 31, 2015

	Shares	Value (Note 2)
COMMON STOCK — 105.2%
Consumer Discretionary — 22.9%
AUTO PARTS — 3.2%
Gentherm, Inc. *	91,805	$4,351,557
LKQ Corp. *	110,545	3,275,448

		7,627,005

ENTERTAINMENT — 3.5%
IMAX Corp. (Canada) *	147,555	5,244,105
Live Nation Entertainment, Inc. *	131,635	3,234,272

		8,478,377

RADIO & TV BROADCASTERS — 1.5%
Entravision Communications Corp. (A Shares)	465,065	3,585,651

RESTAURANTS — 3.8%
Chuy’s Holdings, Inc. * (a)	108,060	3,386,600
Texas Roadhouse, Inc.	160,600	5,744,662

		9,131,262

SPECIALTY RETAIL — 6.7%
DSW, Inc. (A Shares) (a)	216,630	5,168,792
Mattress Firm Holding Corp. * (a)	60,941	2,719,797
Shutterfly Inc. * (a)	69,535	3,098,480
Ulta Salon Cosmetics & Fragrance, Inc. *	26,790	4,956,150

		15,943,219

TEXTILES APPAREL & SHOES — 4.2%
G-III Apparel Group, Ltd. *	89,270	3,951,090
Oxford Industries, Inc.	97,100	6,196,922

		10,148,012

TOTAL CONSUMER DISCRETIONARY		54,913,526

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — continued

December 31, 2015

	Shares	Value (Note 2)
Consumer Staples — 3.7%
DRUG & GROCERY STORE CHAINS — 2.0%
Smart & Final Stores, Inc. *	264,425	$4,815,179

FOODS — 1.7%
TreeHouse Foods, Inc. * (a)	34,000	2,667,640
United Natural Foods, Inc. *	38,425	1,512,408

		4,180,048

TOTAL CONSUMER STAPLES		8,995,227

Energy — 3.3%
OIL: CRUDE PRODUCERS — 3.3%
Matador Resources Co. * (a)	106,380	2,103,133
PDC Energy, Inc. * (a)	109,745	5,858,188

		7,961,321

TOTAL ENERGY		7,961,321

Financial Services — 5.9%
ASSET MANAGEMENT & CUSTODIAN — 1.0%
Financial Engines, Inc. (a)	71,495	2,407,237

FINANCIAL DATA & SYSTEMS — 4.9%
Alliance Data Systems Corp. *	25,065	6,932,227
WageWorks, Inc. *	106,060	4,811,942

		11,744,169

TOTAL FINANCIAL SERVICES		14,151,406

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — continued

December 31, 2015

	Shares	Value (Note 2)
Healthcare — 21.1%
BIOTECHNOLOGY — 4.2%
Ligand Pharmaceuticals, Inc. * (a)	57,900	$6,277,518
Repligen Corp. *	136,715	3,867,667

		10,145,185

HEALTHCARE SERVICES — 0.6%
AMN Healthcare Services, Inc *	47,445	1,473,167

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES — 10.2%
Cooper Companies, Inc. (The)	32,765	4,397,063
Globus Medical, Inc. (A Shares) *	206,685	5,749,977
ResMed, Inc. (a)	64,245	3,449,314
Vascular Solutions, Inc. *	78,237	2,690,570
West Pharmaceutical Services, Inc.	134,420	8,094,772

		24,381,696

MEDICAL EQUIPMENT — 3.1%
Inogen, Inc. * (a)	93,260	3,738,793
Luminex Corp. *	176,460	3,774,479

		7,513,272

PHARMACEUTICALS — 3.0%
Akorn, Inc. * (a)	56,520	2,108,761
Cambrex Corp. *	63,570	2,993,511
Teligent Inc. * (a)	221,930	1,975,177

		7,077,449

TOTAL HEALTHCARE		50,590,769

Materials & Processing — 7.2%
BUILDING MATERIALS — 2.1%
Trex Co., Inc. *	129,775	4,936,641

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — continued

December 31, 2015

	Shares	Value (Note 2)
Materials & Processing — (Continued)
CHEMICALS: DIVERSIFIED — 2.8%
PolyOne Corp.	213,744	$6,788,509

DIVERSIFIED MATERIALS & PROCESSING — 2.3%
Belden, Inc.	114,755	5,471,518

TOTAL MATERIALS & PROCESSING		17,196,668

Producer Durables — 15.2%
BACK OFFICE SUPPORT, HR, AND CONSULTING — 3.3%
WNS Holdings, Ltd., ADR *	137,064	4,275,026
CEB, Inc.	59,445	3,649,329

		7,924,355

COMMERCIAL SERVICES: RENTAL & LEASING — 1.5%
Mobile Mini, Inc.	115,535	3,596,605

INTERNATIONAL TRADE AND DIVERSIFIED LOGISTICS — 1.2%
MSC Industrial Direct Co., Inc. (A Shares)	51,030	2,871,458

MACHINERY: INDUSTRIAL — 3.0%
Middleby Corp. * (a)	41,650	4,492,786
Tennant Co.	47,580	2,676,851

		7,169,637

OFFICE SUPPLIES & EQUIPMENT — 2.5%
Electronics For Imaging, Inc. * (a)	125,920	5,885,501

SCIENTIFIC INSTRUMENTS: ELECTRICAL — 3.7%
A.O. Smith Corp.	85,175	6,525,257
EnerSys	44,080	2,465,394

		8,990,651

TOTAL PRODUCER DURABLES		36,438,207

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — continued

December 31, 2015

	Shares	Value (Note 2)
Technology — 24.2%
COMPUTER SERVICES SOFTWARE & SYSTEMS — 14.2%
Acxiom Corp. *	354,176	$7,409,362
Bottomline Technologies, (de) Inc. *	204,910	6,091,974
Callidus Software, Inc. *	318,065	5,906,467
LogMeIn, Inc. *	38,470	2,581,337
Pegasystems, Inc.	152,035	4,180,963
SPS Commerce, Inc. *	28,425	1,995,719
Ultimate Software Group, Inc. *	29,990	5,863,345

		34,029,167

ELECTRONIC COMPONENTS — 3.1%
Methode Electronics, Inc.	143,615	4,571,266
Rogers Corp. *	56,150	2,895,656

		7,466,922

PRODUCTION TECHNOLOGY EQUIPMENT — 0.7%
Xcerra Corp. *	265,240	1,604,702

SEMICONDUCTORS & COMPONENTS — 6.2%
Ceva, Inc. *	154,440	3,607,718
Exar Corp. *	162,630	996,922
MaxLinear, Inc. (A Shares) *	355,040	5,229,739
Power Integrations, Inc.	104,115	5,063,113

		14,897,492

TOTAL TECHNOLOGY		57,998,283

Utilities — 1.7%
TELECOMMUNICATIONS — 1.7%
8X8, Inc. *	362,335	4,148,736

TOTAL UTILITIES		4,148,736

TOTAL COMMON STOCK (COST $142,510,896)		252,394,143

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — concluded

December 31, 2015

	Shares	Value (Note 2)
WARRANTS — %
Energy — %
Magnum Hunter Resources, Strike price $8.50, Expires 4/15/16	186,280	$—

TOTAL ENERGY		—

TOTAL WARRANTS (COST $—)		—

SECURITIES LENDING COLLATERAL — 12.6%
BlackRock Liquidity Funds TempFund Portfolio	9,814,720	9,814,720
U.S. Treasury Bill, 0.000%, 01/07/2016-10/13/16	1,847,377	1,847,377
U.S. Treasury Bond, 2.500%-5.375%, 11/15/28-05/15/45	3,561,479	3,561,479
U.S. Treasury Inflation Indexed, 0.125%-2.500%, 04/15/16-02/15/44	1,814,746	1,814,746
U.S. Treasury Note, 0.285%-4.750%, 02/15/16-05/15/25	13,173,623	13,173,623

TOTAL SECURITIES LENDING COLLATERAL (COST $30,211,945)		30,211,945

TOTAL INVESTMENTS (COST $172,722,841) — 117.8%		282,606,088
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.8)%		(42,654,123)

NET ASSETS — 100.0%		$239,951,965

*	Non-income producing security
(a)	All or a portion of the security is on loan. See Note 1 in Notes to Financial Statements.
ADR	American Depository Receipt

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Statements of Assets and Liabilities

As of December 31, 2015
Assets:
Investment in securities, at fair value *
(Cost $172,722,841)	$282,606,088
Receivables for:
Dividends	42,812
Capital shares subscribed	79,241
Other assets	46,294

Total Assets	282,774,435

Liabilities:
Payables for:
Securities lending collateral	30,211,945
Due to custodian	414,383
Capital shares redeemed	11,632,118
Advisory fee	261,996
Accrued expenses and other liabilities	302,028

Total Liabilities	42,822,470

Net Assets	$239,951,965

Net Assets Consisted of:
Shares of beneficial interest at par value	$164,323
Additional paid-in capital	129,935,699
Accumulated net realized loss on investments	(31,304)
Net unrealized appreciation on investments	109,883,247

Net Assets	$239,951,965

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Statements of Assets and Liabilities — concluded

As of December 31, 2015
INVESTOR CLASS
Net asset value, offering and redemption price per share ($108,152,165/7,425,070 outstanding shares of beneficial interest, $0.01 par value, unlimited authorized shares)	$14.57

INSTITUTIONAL CLASS
Net asset value, offering and redemption price per share ($102,371,731/6,991,388 outstanding shares of beneficial interest, $0.01 par value, unlimited authorized shares)	$14.64

ADVISOR CLASS
Net asset value, offering and redemption price per share ($29,428,069/2,015,877 outstanding shares of beneficial interest, $0.01 par value, unlimited authorized shares)	$14.60

*	Includes market value of securities on loan of $29,468,215

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Statements of Operations

For the Year Ended December 31, 2015
Investment Income:
Dividends	$4,468,928
Securities lending income	261,538

Total income	4,730,466

Expenses:
Advisory fees (Note 6)	5,582,696
Shareholder servicing fees, Investor Class (Note 6)	333,510
Shareholder servicing fees, Advisor Class (Note 6)	58,672
Accounting and administration fees (Note 6)	334,393
Transfer agent fees (Note 6)	143,676
Trustees’ fees (Note 6)	114,490
Compliance service fees	92,301
Legal fees	91,754
Printing & shareholder report fees	41,655
Custodian fees (Note 6)	36,246
Registration fees	33,539
Audit & tax fees	28,595
Miscellaneous	101,589

Total expenses	6,993,116

Net investment loss	(2,262,650)

Realized and unrealized gain (loss) from investments
Net realized gain from investments	122,510,978
Net change in unrealized depreciation on investments	(142,578,251)

Net realized and unrealized loss from investments	(20,067,273)

Net decrease in net assets resulting from operations	$(22,329,923)

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Statements of Changes in Net Assets

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,262,650)	$(5,503,556)
Net realized gain from investments	122,510,978	51,615,422
Net change in unrealized depreciation on investments	(142,578,251)	(110,841,761)

Net decrease in net assets resulting from operations	(22,329,923)	(64,729,895)

Distributions to shareholders:
From realized capital gains
Investor Class	(26,029,136)	(15,095,944)
Institutional Class	(24,835,720)	(30,878,538)
Advisor Class	(7,633,739)	(5,569,574)

Total distributions to shareholders	(58,498,595)	(51,544,056)

Decrease in net assets derived from capital share transactions (1)	(407,328,239)	(61,474,150)

Total decrease in net assets	(488,156,757)	(177,748,101)
Net assets:
Beginning of Year	728,108,722	905,856,823

End of Year	$239,951,965	$728,108,722

Accumulated net investment loss, end of year	$—	$—

(1)	For details on share transactions by class, see Statement of Changes in Net Assets — Capital Stock Activity on page 23.

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Statement of Changes in Net Assets — Capital Stock Activity

	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Value	Shares	Value
Investor Class
Proceeds from Shares issued	766,657	$15,039,467	1,836,668	$38,981,527
Reinvestment of distributions	1,518,739	22,401,394	688,249	13,620,456
Redemption fees (Note 5)	—	7,063	—	13,345
Cost of Shares redeemed	(5,983,850)	(112,352,784)	(8,038,789)	(173,420,989)

Net decrease	(3,698,454)	$(74,904,860)	(5,513,872)	$(120,805,661)

Institutional Class
Proceeds from Shares issued	2,229,302	$44,617,366	8,760,109	$186,369,537
Reinvestment of distributions	803,554	11,916,318	424,723	8,426,496
Redemption fees (Note 5)	—	9,483	—	16,048
Cost of Shares redeemed	(17,879,794)	(352,006,086)	(4,203,353)	(88,361,054)

Net increase (decrease)	(14,846,938)	$(295,462,919)	4,981,479	$106,451,027

Advisor Class
Proceeds from Shares issued	158,222	$2,959,595	1,898,625	$41,971,982
Reinvestment of distributions	6,566	97,116	1,921	38,054
Redemption fees (Note 5)	—	2,180	—	5,424
Cost of Shares redeemed	(2,041,431)	(40,019,351)	(4,229,841)	(89,134,976)

Net decrease	(1,876,643)	$(36,960,460)	(2,329,295)	$(47,119,516)

Decrease in Net Assets from Capital Share Transactions	(20,422,035)	$(407,328,239)	(2,861,688)	$(61,474,150)

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Financial Highlights

The following tables includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information should be read in conjunction with the financial statements and notes thereto.

	For the Years Ended December 31
Investor Class[1]	2015	2014	2013	2012	2011
Net asset value at beginning of year	$19.73	$22.81	$16.20	$15.36	$16.13

Investment Operations
Net investment loss	(0.10)[2]	(0.17)[2]	(0.16)[2]	(0.10)	(0.16)
Net realized and unrealized gain (loss) on investments	(1.27)	(1.48)	7.15	2.17	0.25

Total from investment operations	(1.37)	(1.65)	6.99	2.07	0.09

Distributions
From net realized gain on investments	(3.79)	(1.43)	(0.38)	(1.23)	(0.86)

Total distributions	(3.79)	(1.43)	(0.38)	(1.23)	(0.86)

Net asset value at end of year	$14.57	$19.73	$22.81	$16.20	$15.36

Total return	(7.16)%	(7.24)%	43.14%[3]	13.64%	0.50%

Ratios to average net assets/Supplemental Data:
Expenses to average net assets	1.36%	1.34%	1.29%	1.47%	1.44%
Net investment loss to average net assets	(0.52)%	(0.78)%	(0.83)%	(0.68)%	(0.99)%
Portfolio turnover rate[4]	50.01%	25.12%	42.89%	34.03%	41.68%
Net assets at end of year (000’s omitted)	$108,152	$219,428	$379,417	$435,402	$331,800

[1]	In connection with the adoption of the Multi-Class Plan, the existing shares of the Fund were designated as Investor Class shares effective April 22, 2013.
[2]	The net investment income per share is based on average shares outstanding for the period.
[3]	Investor Class performance prior to May 1, 2013 does not reflect a shareholder service fee initiated on that date.
[4]	Portfolio turnover is calculated at the Fund level.

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Financial Highlights

Institutional Class	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013[1]
Net asset value at beginning of year	$19.77	$22.81	$18.82

Investment Operations
Net investment loss[2]	(0.07)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments	(1.27)	(1.48)	4.47

Total from investment operations	(1.34)	(1.61)	4.37

Distributions
From net realized gain on investments	(3.79)	(1.43)	(0.38)

Total distributions	(3.79)	(1.43)	(0.38)

Net asset value at end of year	$14.64	$19.77	$22.81

Total return	(7.00)%	(7.07)%	23.21	%*

Ratios to average net assets/Supplemental Data:
Expenses to average net assets	1.18%	1.17%	1.22	%**
Net investment loss to average net assets	(0.33)%	(0.61)%	(0.72	)%**
Portfolio turnover rate[3]	50.01%	25.12%	42.89	%*
Net assets at end of year (000’s omitted)	$102,372	$431,824	$384,551

[1]	Institutional Class shares commenced operations on May 15, 2013.
[2]	The net investment income per share is based on average shares outstanding for the period.
[3]	Portfolio turnover is calculated at the Fund level.
*	Not Annualized.
**	Annualized.

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Financial Highlights

Advisor Class	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013[1]
Net asset value at beginning of year	$19.74	$22.81	$20.08

Investment Operations
Net investment loss[2]	(0.09)	(0.15)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.26)	(1.49)	3.18

Total from investment operations	(1.35)	(1.64)	3.11

Distributions
From net realized gain on investments	(3.79)	(1.43)	(0.38)

Total distributions	(3.79)	(1.43)	(0.38)

Net asset value at end of year	$14.60	$19.74	$22.81

Total return	(7.06)%	(7.20)%	15.48	%*

Ratios to average net assets/Supplemental Data:
Expenses to average net assets	1.28%	1.26%	1.32	%**
Net investment loss to average net assets	(0.43)%	(0.70)%	(0.70	)%**
Portfolio turnover rate[3]	50.01%	25.12%	42.89	%*
Net assets at end of year (000’s omitted)	$29,428	$76,856	$141,889

[1]	Advisor Class shares commenced operations on July 19, 2013.
[2]	The net investment income per share is based on average shares outstanding for the period.
[3]	Portfolio turnover is calculated at the Fund level.
*	Not Annualized.
**	Annualized.

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements

For the Year Ended December 31, 2015

1. Organization. The Kalmar “Growth-with-Value” Small Cap Fund (the “Fund”) is a series of Kalmar Pooled Investment Trust (the “Trust”), a Delaware statutory trust organized on September 30, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund commenced investment operations on April 11, 1997. The Fund offers three classes of shares: Investor Class, Institutional Class and Advisor Class shares. Shares of the Fund are offered and sold on a no-load basis, without the imposition of sales charges.

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies.

2. Risk Considerations

Market Risk: Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Counterparty Risk: The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Fund’s Statement of Assets and Liabilities.

3. Security Valuation. A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stock and exchange-traded funds: Common stock and exchanged-traded funds are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Securities traded on The Nasdaq Stock Market, Inc. (“NASDAQ”) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Lacking any sales, the security is valued at the mean between the closing asked and bid price. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Open-end mutual funds: Investments in open-end mutual funds, including money market funds and securities lending collateral, are valued at their closing net asset value each business day and are categorized in Level 1 of the fair value hierarchy.

Short-term securities: Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value, unless the Trust’s Board of Trustees determines that this does not represent fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

All other securities are valued at fair value as determined in good faith under the direction of the Board of Trustees.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements — continued

Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	—	quoted prices in active markets for identical securities
•	Level 2	—	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3	—	prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s assets carried at fair value:

	Total Value at December 31, 2015	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Common Stock*	$252,394,143	$252,394,143	$—	$—
Securities Lending Collateral	30,211,945	9,814,720	20,397,225	—

Total	$282,606,088	$262,208,863	$20,397,225	$—

*	Please refer to the Schedule of Investments for industry breakout.

At the end of each calendar quarter, management evaluates the classification of Level 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. For the year ended December 31, 2015, there were no transfers between Levels 1, 2 and 3 for the Fund.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. Foreign security and currency transactions may involve certain

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Notes to Financial Statements — continued

considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Federal Income Taxes. The Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States (“U.S. GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

As of December 31, 2015, the tax cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$172,754,145

Gross tax unrealized appreciation	110,099,219
Gross tax unrealized depreciation	(247,276)

Net tax unrealized appreciation on investments	$109,851,943

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuation in exchange rates. Some countries in which the Fund invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

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Notes to Financial Statements — continued

4. Purchases and Sales of Investment Securities. During the year ended December 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

Purchases	$270,774,299
Sales	$734,554,972

5. Redemption Fees. In accordance with the prospectus, the Fund charges a redemption fee of 2% on proceeds from shares redeemed within 30 days following their acquisition. The redemption fee is included as a separate line item under the Share Transactions section on the Statements of Changes in Net Assets.

6. Investment Adviser and Other Services. The Fund employs Kalmar Investment Advisers (“Kalmar” or the “Adviser”) as its investment adviser. Pursuant to an Investment Advisory Agreement with the Trust, as from time to time amended, on behalf of the Fund, the Adviser selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees of the Trust. For its services, the Adviser is paid a monthly fee of 1.00% on the first $750 million of average daily net assets; 0.975% on the next $250 million of average daily net assets; and 0.95% on amounts exceeding $1 billion average of daily net assets. For the year ended December 31, 2015, investment advisory fees were $5,582,696.

Kalmar has contractually agreed to the reimbursement of other operating expenses or the waiver of all or a portion of its advisory fee in order to limit “Total Annual Fund Operating Expenses,” excluding extraordinary expenses, brokerage commissions, interest and “Acquired Fund” fees and expenses, to, as a percentage of average daily net assets, 1.50%, 1.25% and 1.35% with respect to the Investor Class, the Institutional Class and the Advisor Class, respectively (the “Expense Limitation”). Kalmar will reimburse expenses attributable to a specific class before waiving its advisory fee or reimbursing other expenses allocated to the Fund as a whole (“Fund-wide expenses”). The Expense Limitation will remain in place until April 30, 2017, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses reimbursed or fees waived within a three-year period from the year in which the Adviser reimbursed expenses of a Class or the Fund or waived its fees. No recoupment will occur unless expenses of a class or the Fund are below the Expense Limitation. For the year ended December 31, 2015, the Adviser did not reimburse or waive any expenses.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and accounting services agent for the Trust pursuant to an Administration and Accounting Services Agreement with the Trust. BNY Mellon also serves as transfer agent and dividend disbursing agent of the Fund pursuant to a Transfer Agency Services Agreement with the Trust.

Foreside Funds Distributors LLC (the “Distributor”), provides principal underwriting services to the Fund pursuant to a Distribution Agreement with the Trust. The Distributor is not affiliated with the Trust, the Adviser, or any other services provided for the Fund.

The Bank of New York Mellon, serves as Custodian of the assets of the Fund pursuant to a Custodian Services Agreement with the Trust.

Effective January 1, 2015, those Trustees who are not “interested persons” of the Fund receive an annual retainer of $20,000, meeting fees of $1,500 and committee meeting fees of $1,000. Prior to January 1, 2015, the Trustees’ annual

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Notes to Financial Statements — continued

retainer was $10,000. The aggregate remuneration paid to the Trustees by the Fund during the year ended December 31, 2015 was $116,000. Trustees of the Fund who are officers or employees of the Adviser are paid by the Adviser and not the Fund. Certain employees of BNY Mellon are officers of the Fund. They are not compensated by the Fund. The Chief Compliance Officer (“CCO”) is an employee of the Adviser. The Fund is responsible for reimbursing the Adviser for a portion of her salary allocated to her duties as the CCO of the Fund.

Pursuant to the Shareholder Services Plans adopted by the Trust with respect to the Investor Class and Advisor Class shares of the Fund, the Fund, or the Adviser on behalf of the Fund, may enter into shareholder service agreements with securities broker-dealers and other securities professionals who provide shareholder servicing activities for their clients invested in the Fund. As compensation for shareholder servicing activities, the Fund is authorized to pay a fee of up to 0.25% of the Fund’s average daily net assets of its Investor Class shares and a fee of up to 0.10% of the Fund’s average daily net assets of its Advisor Class shares.

7. Distributions to Shareholders. Distributions of any net investment income and any net realized gains will be made annually. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the last two fiscal years was as follows:

	December 31, 2015		December 31, 2014
Distributions paid from:
Long-term capital gains (20% capital gain rate)	$122,498,680	*	$51,544,056

	$122,498,680		$51,544,056

*	Includes amounts deemed distributed due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares.

Distributions from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

8. Reclassification in the Capital Accounts. The following permanent differences primarily attributable to a net operating loss and the utilization of accumulated earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes have been reclassified to the accounts in the chart below as of December 31, 2015.

Paid in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Gain
$61,737,435	$2,262,650	$(64,000,085)

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Notes to Financial Statements — concluded

9. Components of Distributable Earnings. As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation
$—	$—	$109,851,943

Any differences between book basis and basis net unrealized appreciation (depreciation) are primarily due to the deferral of losses from wash sales.

10. Contractual Obligations. The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Securities Lending. The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Fund is determined. The Fund receives securities lending income in the form of fees or by retaining a portion of interest or dividends on the investment of any cash received or collateral. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. The Fund will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Fund will bear the risk of loss of the invested collateral. Securities lending will expose the Fund to the risk of loss should a borrower default on its obligation to return the borrowed securities.

As of December 31, 2015, the market value of the securities on loan and collateral are $29,468,215 and $9,814,720 in cash and $20,397,225 in non-cash collateral pledged at the broker, respectively.

Securities lending transactions are entered into by the Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. The following table is a summary of the Fund’s open securities lending transactions which are subject to a MSLA as of December 31, 2015:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments[1]	Cash Collateral Received	Net Amount
Securities Lending	$29,468,215	$—	$29,468,215	$29,468,215	$—	$—

[1]	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.

12. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Kalmar Pooled Investment Trust

We have audited the accompanying statement of assets and liabilities of Kalmar “Growth-with-Value” Small Cap Fund (the “Fund”), a series of Kalmar Pooled Investment Trust, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, and the financial highlights for each of the three years in the period ended December 31, 2013, and in their report, dated February 26, 2014, they expressed an unqualified opinion on those financial highlights

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kalmar “Growth-with-Value” Small Cap Fund as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 17, 2016

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Fund Management

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee for the Past 5 Years
INDEPENDENT TRUSTEES
WENDELL FENTON Date of Birth: May 1939	Trustee	Shall serve until death, resignation or removal. Trustee since 1997.	Retired since 2009; formerly, Partner, Richards, Layton & Finger (law firm) from 1971-2009.	2	Trustee and President, The Brandywine Conservancy (nonprofit); Trustee, The World Affairs Council of Wilmington, DE.
NICHOLAS A. GIORDANO Date of Birth: March 1943	Trustee	Shall serve until death, resignation or removal. Trustee since 2000.	Consultant, financial services organizations since 1997.	2	Director, Independence Blue Cross; Director, Intricon Corp. (producer of medical devices); Director, The RBB Fund, Inc. (registered investment company) (23 portfolios); Trustee, Wilmington Funds (Registered Investment Company) (12 portfolios); formerly, Director, Commerce Bank.
DAVID M. REESE, JR. Date of Birth: July 1935	Trustee	Shall serve until death, resignation or removal. Trustee since 1997.	Semi-retired since 1996.	2	None.
DAVID D. WAKEFIELD Date of Birth: October 1930	Trustee	Shall serve until death, resignation or removal. Trustee since 1997.	Retired private investor since 1997.	2	Trustee, Unidel Foundation; Formerly, Director, Townsend’s Inc. (food products and services) (1998-2009); Director, JP Morgan Trust Company of DE; Director, Dentsply International; Director, Continental American Insurance Co.; Trustee, Winterthur Museum; Executive Secretary, Longwood Foundation.

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Fund Management — continued

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee for the Past 5 Years
INTERESTED TRUSTEE
FORD B. DRAPER, Jr.[1] Date of Birth: May 1942	Trustee, Chairman, President and Principal Accounting Officer.	Shall serve until death, resignation or removal. Trustee, President and Chairman of the Board since 1997.	Founder, President, Director, and Chief Investment Officer of Kalmar Investments Inc. since 1982; President, Kalmar Investment Advisers since 1997.	2	None.
OFFICERS
FORD B. DRAPER, III[2] Date of Birth: November 1966	Vice President	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since 2000.	Managing Director, Trading and Client Services, Kalmar Investments Inc. since 1991 and Kalmar Investment Advisers since 1997.	N/A	N/A
CYNTHIA A. RICHARDS Date of Birth: September 1961	Treasurer and Chief Financial Officer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since 2014.	Treasurer and Chief Financial Officer, Kalmar Investments Inc. since January 2014; Accountant, Kalmar Investments Inc. and Kalmar Investment Advisers since 2008.	N/A	N/A

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Fund Management — concluded

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee for the Past 5 Years
MARJORIE L. MCMENAMIN Date of Birth: August 1949	Secretary	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since 1998.	Operations Director, Kalmar Investments Inc. since 1992; Operations Director, Kalmar Investment Advisers since 1997.	N/A	N/A
KIMBERLY R. PORTMANN Date of Birth: January 1967	Chief Compliance Officer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since 2004.	Chief Compliance Officer, Kalmar Investments Inc. and Kalmar Investment Advisers since 2004.	N/A	N/A
JAMES G. SHAW 103 Bellevue Parkway Wilmington, DE 19809 Date of Birth: October 1960	Assistant Treasurer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since 2005.	Senior Director and Vice President, BNY Mellon since 1995.	N/A	N/A

[1]	Mr. Draper, Jr. is an “interested” Trustee, as defined in the Investment Company Act by reason of his position as president of Kalmar Investment Advisers, the Trust’s investment adviser.
[2]	Ford B. Draper, III is the son of Ford B. Draper, Jr.

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Other Matters

(Unaudited)

1. Proxy Voting Policies and Procedures. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2015 and a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 800-463-6670, by accessing the Adviser’s website, www.kalmarinvestments.com, or by accessing the SEC’s website at www.sec.gov.

2. Quarterly Portfolio Schedules. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q, which are available on the SEC’s website www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. Approval of Continuation of Investment Advisory Agreement. At an in-person meeting held on November 10, 2015, the Board of Trustees of Kalmar Pooled Investment Trust, including a majority of those Trustees who are not “interested persons” as such term is defined in the Investment Company Act of 1940, as amended (“Independent Trustees”), unanimously approved the continuation of the investment advisory agreement on behalf of the Fund (the “Agreement”) for an additional one year period. At the direction of the Independent Trustees, counsel to the Fund sent a letter to the Adviser requesting information to be provided to the Trustees in advance of their November Board meeting. As a result, the Trustees received written information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the costs of services provided and estimated profits realized by the Adviser and its affiliates, (iii) the extent to which economies of scale may be realized as the Fund grows, (iv) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of advisory fees paid to other comparable registered investment companies, as well as advisory fees paid to the Adviser by other investment companies and institutional clients (vi) the size and qualifications of the Adviser’s portfolio management staff, (vii) data integrity and system safeguards; (viii) a description of the investment decision-making process, sources of information and investment strategies, (ix) investment performance, (x) brokerage selection procedures (including soft dollar arrangements), (xi) compliance with the Fund’s investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xii) the Adviser’s proxy voting policies and (xiii) benefits realized by the Adviser (and its affiliates) from its relationship with the Fund.

The Trustees also received a memorandum from counsel to the Fund describing their duties in connection with the approval of an advisory agreement. In addition to the information provided by the Adviser as described above, the Trustees considered all other factors they believed to be relevant to evaluating the Agreement. The Board also considered and weighed their accumulated experience in governing the Fund and working with the Adviser on matters relating to the Fund, and was assisted in their deliberations by the advice of the Fund’s legal counsel.

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the services performed by the Adviser, the Adviser’s Form ADV, the size of the Adviser’s staff performing services for the Fund

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Other Matters — continued

(Unaudited)

and their qualifications and considered the Adviser’s investment philosophy for the Fund. Based on the information provided and the Board’s previous experience with the Adviser, the Board concluded that the nature, extent and quality of the services provided by the Adviser were appropriate and consistent with the terms of the Agreement, that the quality of the services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of the Adviser’s services. The Board also concluded that the Adviser had sufficient personnel, with the appropriate levels of education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel.

The Board also reviewed information on the performance of the Fund along with performance information of relevant securities indices and a peer group of mutual funds. The Trustees reviewed the Fund’s performance for the year to date, one year, three year, five year, ten year and since inception periods, each ended September 30, 2015, and compared the Fund’s performance against the Russell 2000® Growth Index and the Russell 2000® Index for the same periods. The Trustees noted that the Fund outperformed both indices for the since inception period from April 11, 1997 to September 30, 2015, but underperformed for the year to date, one year, three year, five year and ten year periods ended September 30, 2015. The Board reviewed performance information for the Fund as compared to the Morningstar Small Growth Category (“Morningstar Category”) for the one year, three year, five year and ten year periods ended September 30, 2015, noting that the Fund had underperformed the category for all periods presented. The Board also reviewed the performance of the Fund relative to a peer group of other small cap funds selected by the Adviser (the “Peer Group”). The Board considered the various factors identified by the Adviser that contributed to the relative underperformance of the Fund for certain periods (but not necessarily all periods), including, among other things, differences in the Fund’s investment strategies and portfolio construction in comparison to the indices, the Morningstar Category and funds included in the Peer Group. The Board discussed with the Adviser the reasons behind such results for the Fund, taking note of the Adviser’s explanation that the drivers of performance in the indices were to sectors that the Adviser historically underweights in the Fund. The Trustees also discussed the process for determining the Fund’s Morningstar Category and rating, including the screens used to arrive at comparable funds, such as style, assets under management, and inception date of a fund. The Trustees considered other factors that supported the continuation of the Agreement, including the following: (i) that the Adviser’s investment decisions, such as security selection and sector allocation, contributing to such underperformance were consistent with the Fund’s investment objective and policies; (ii) that certain longer term performance, was competitive when compared to the performance of the indices, the Morningstar Category and funds included in the Peer Group. Taking note of the Adviser’s discussion of (i) the various factors contributing to the Fund’s performance and (ii) its continuing commitment to the Fund’s current investment strategy, the Board noted that the Fund’s performance was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies. The Board also noted that it reviews the investment performance of the Fund on an ongoing basis throughout the year.

The Board also reviewed information on the Fund’s advisory fee and expense ratio in comparison to a peer group of mutual funds. The Trustees noted that this information showed that the Adviser’s fee and the Fund’s overall expense

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Other Matters — concluded

(Unaudited)

ratio were within an acceptable range in relation to fees charged by other advisers for managing comparable mutual funds with similar strategies and such other mutual funds’ total expense ratios. The Trustees also considered the fees the Adviser charges to separate accounts that it manages. The Trustees noted that the fees charged to the Fund are similar to the fees charged to the Adviser’s separate accounts, although the Fund’s operations are more complicated and the Fund has additional compliance obligations. The Trustees also noted that, unlike the separate accounts, the Adviser needs to manage the Fund for daily liquidity and for various IRS and compliance tests. The Board concluded that the Adviser’s fees were reasonable in relation to the nature and quality of the services provided. The Board also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided, and the Fund’s investment performance.

The Board also considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Board reviewed the Adviser’s cost allocation methodology as well as the Adviser’s balance sheet and schedule of revenue, expenses and operating income. The Board noted that the Adviser’s level of profitability in providing service to the Fund is an appropriate factor to consider and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a viable concern generally and as investment adviser of the Fund specifically, but are not excessive. Based on this information, the Board concluded that the Adviser’s fees and profits derived from its relationship with the Fund were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies.

The Board also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the Adviser’s compliance culture and the Fund’s investment performance. The Board also considered the advisory fee breakpoints and the benefit derived by shareholders as the Fund’s asset levels increase. The Board determined that economies of scale for the benefit of shareholders should be achieved as assets of the Fund increase as a result of breakpoint reductions in the advisory fee rate at specific asset levels.

After consideration of all the factors, taking into consideration the information presented at the meeting and previous meetings of the Board and deliberating in executive session, the entire Board, including the Independent Trustees, approved the Agreement with the Adviser with respect to the Fund for an additional one-year period ending November 30, 2016. In arriving at their decision the Trustees did not identify any single matter as controlling the Board’s analysis, but made their determination in light of all the circumstances.

KALMAR POOLED INVESTMENT TRUST

PRIVACY POLICY

Kalmar and our employees recognize the importance of protecting the privacy and confidentiality of your nonpublic personal information. To help you better understand how your personal information is protected at Kalmar we are providing you with the following statement describing our practices and policies regarding the collection, use, retention, and security of nonpublic information. In the event you terminate your client relationship with us, or temporarily become inactive, we will continue to adhere to the policies and practices described in this notice.

INFORMATION WE COLLECT

We collect nonpublic personal information about you (and our other clients) from the following sources:

•	Information we receive from you on contracts, fund applications or other forms;

•	Information about your transactions with us, our affiliates or others; and

•	Information we receive from you through conversations on the telephone or in person and written or E-mail correspondence.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former clients, to third parties except on the limited basis necessary to help manage your affairs confidentially, and importantly on the limited basis permitted or required by law. As an example, we may provide information about you to third parties such as your custodian or accountant to assist us in servicing your account and to send transaction confirmations, quarterly and annual reports, and tax forms to you.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic, and procedural safeguards that comply with all applicable laws in order to protect your nonpublic personal information. We also restrict access to your non-public personal and account information to those employees who need to know that information to provide products or services to you. In addition, reasonable measures are taken to ensure for the proper disposal of any personal and account information in accordance with Securities and Exchange Commission Regulation S-P.

INVESTMENT ADVISER

KALMAR INVESTMENT ADVISERS

BARLEY MILL HOUSE

3701 KENNETT PIKE

WILMINGTON, DE 19807

(WEBSITE) WWW.KALMARINVESTMENTS.COM

DISTRIBUTOR

FORESIDE FUNDS DISTRIBUTORS LLC

400 BERWYN PARK

899 CASSATT ROAD

BERWYN, PA 19312

SHAREHOLDER SERVICES

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 COMPUTER DRIVE

WESTBOROUGH, MA 01581

CUSTODIAN

THE BANK OF NEW YORK MELLON

ONE WALL STREET

NEW YORK, NY 10286

LEGAL COUNSEL

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

18TH & ARCH STREETS

PHILADELPHIA, PA 19103-2799

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TAIT, WELLER & BAKER, LLP

1818 MARKET STREET, SUITE 2400

PHILADELPHIA, PA 19103

KALMAR POOLED INVESTMENT TRUST

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 COMPUTER DRIVE

WESTBOROUGH, MA 01581

(WEBSITE) WWW.KALMARINVESTMENTS.COM

KL12—12/15

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that each of Nicholas A. Giordano and David D. Wakefield is an “audit committee financial expert” serving on its audit committee and that each is “independent,” as such terms are defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $17,000 for 2014 and $17,000 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2014 and $3,000 for 2015.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the Registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the Registrant. The Audit Committee also pre-approves any non-audit services provided by the Registrant’s principal accountant to Kalmar Investment Advisers.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

    (b) N/A

    (c) 100%

    (d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2014 and $0 for 2015.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Kalmar Pooled Investment Trust

By (Signature and Title)* /s/ Ford B. Draper, Jr.
Ford B. Draper, Jr., Chief Executive Officer
(principal executive officer)

Date 3/2/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Ford B. Draper, Jr.
Ford B. Draper, Jr., Chief Executive Officer
(principal executive officer)

Date 3/2/2016

By (Signature and Title)* /s/ Cynthia A. Richards
Cynthia A. Richards, Chief Financial Officer
(principal financial officer)

Date 3/2/2016

* Print the name and title of each signing officer under his or her signature.